CREDIT MANAGEMENT SOLUTIONS, INC.

                          135 National Business Parkway
                       Annapolis Junction, Maryland 20701

                    Notice of Annual Meeting of Stockholders

                                  June 29, 2000

     The Annual Meeting of Stockholders of Credit Management Solutions, Inc. (the "Company") will be held at the Company's offices, 135 National Business Parkway, Annapolis Junction, Maryland 20701 on June 29, 2000 at 9:00 a.m. Eastern time for the following purposes:

          (1) To elect one Director to serve until the 2003 Annual Meeting of Stockholders or until his successor shall have been duly elected and qualified;

          (2) To approve an amendment to the Company's 1997 Stock Incentive Plan which will (i) increases the number of shares of the Company's common stock subject to options automatically granted annually to non-employee directors under the Plan's Automatic Option Grant Program from 5,000 to 10,000 and
     (ii) limit the maximum number of shares of common stock by which the Plan's share reserve may increase annually to 100,000 shares;

          (3) To ratify the selection of Ernst & Young LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 2000; and

          (4) To transact such other business as many properly come before the Annual Meeting of Stockholders.

     Only stockholders of record at the close of business on May 15, 2000 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the corporate headquarters at the address above.

     Whether or not your expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                          By Order of the Board of Directors


                                          /s/ Scott L. Freiman


                                          Scott L. Freiman
                                          Chief Executive Officer and President


     May 31, 2000


                IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE
                        COMPLETED AND RETURNED PROMPTLY

                        CREDIT MANAGEMENT SOLUTIONS, INC.

                                 PROXY STATEMENT

                                  May 31, 2000


     This Proxy Statement is furnished to stockholders of record of Credit Management Solutions, Inc. (the "Company") as of May 15, 2000 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board"), for use at the Annual Meeting of Stockholders to be held on June 29, 2000 (the "Annual Meeting).

     Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted (i) "FOR" the election of the named nominee as a director of the Company, (ii) "FOR" the approval of the amendment to the 1997 Stock Incentive Plan, (iii) "FOR" the ratification of Ernst & Young LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 2000, and (iv) in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transactions of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The Annual Report of the Company (which does not form a part of the proxy solicitation materials), including the Annual Report on Form 10-K with the consolidated financial statements of the Company for the fiscal year ended December 31, 1999, is being distributed concurrently herewith to stockholders.

     The mailing address of the principal executive offices of the Company is 135 National Business Parkway, Annapolis Junction, Maryland 20701. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about May 31, 2000.

                                VOTING SECURITIES

     The Company has only one class of voting securities issued and outstanding, its common stock, par value $0.01 per share (the "Common Stock"). At the Annual Meeting, each stockholder of record at the close of business on May 15, 2000 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On May 15, 2000, 7,820,598 shares of Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

     One director is to be elected at the Annual Meeting to serve as a Class I Director until the 2003 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the Company's nominee, Robert P. Vollono. The nominee is currently a director of the Company.

     Pursuant to the Company's Certificate of Incorporation, the Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms or until their respective successors are duly elected and qualified. Class I consists of Mr. Vollono, whose term expires at the Annual Meeting of Stockholders. Class II consists of Scott L. Freiman, Stephen X. Graham and Miles
H. Grody whose terms expire at the 2001 Annual Meeting of Stockholders. Class III consists of James R. DeFrancesco and John J. McDonnell, Jr. whose terms expire at the 2002 Annual Meeting of Stockholders. At each annual meeting, the successors to the directors whose terms have expired are elected to serve from the time of their election and qualification until the third annual meeting of the stockholders following the election or until a successor has been duly elected and qualified. The Company's Certificate of Incorporation, as amended, restricts the removal of directors under certain circumstances. The number of directors may be increased to a maximum of 15 by resolution of the directors then in office.

     If the nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of any nominee who may be designated by the present Board to fill the vacancy. The Board of Directors has no reason to believe that the nominee will be unable to be a candidate for election.

     The affirmative vote of a plurality of the Company's outstanding Common Stock present in person or by proxy at the Annual Meeting is required to elect the director.

Information Regarding Nominee for Reelection as Director

     The Board of Directors currently has six members. The following information with respect to the principal occupation or employment, other affiliations and business experience of the nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, the nominees for re-election has had the same principal occupation for the last five years.

     Robert P. Vollono, age 51, has served as the Company's Senior Vice President and Chief Financial Officer since April 1995 and as the Company's Treasurer and a Director since October 1996. Since February 2000, Mr. Vollono has served as Chief Financial Officer of the Company's subsidiaries CMSI Systems, Inc. and Credit Online, Inc. From 1988 to April 1995, Mr. Vollono served as Vice President and Chief Financial Officer of Carey International, Inc., a transportation services company. From 1986 to 1988, Mr. Vollono served as Vice President and Chief Financial Officer of Commercial Office Environments, Inc.

Information Regarding Nonemployee Directors Who are Not Nominees For Reelection as Directors

     Stephen X. Graham, age 47, has served as a director since October 1996. Since 1998, he has been the President and Chief Executive Officer of Cross Hill Financial Group, Inc., a private investment banking firm. From 1982 to 1988 Mr. Graham was a Vice President of Kidder, Peabody & Co.

     John J. McDonnell, Jr, age 62, has served as a Director since November 1996, and as Chairman of the Board since September 1999. Mr. McDonnell has served as President and Chief Executive Officer of Paylinx Corporation, a leading provider of internet payment solutions, since February 2000. Mr. McDonnell served as President, Chief Executive Officer and a director of Transaction Network System,

Inc., a nationwide communications network company specializing in transaction-oriented data services, from 1990 until its acquisition by PSInet, Inc. in November 1999. From 1987 to 1989, Mr. McDonnell served as President and Chief Executive Officer of Digital Radio Network, Inc., a local access carrier for point-of-sale transactions. Mr. McDonnell has previously served as Group Vice President for the Information Technologies and Telecommunications Group of the Electronic Industries Association (EIA); Vice President, International Operations and Vice President, Sales, for Tymnet, Inc. with the responsibility for both private network sales and public services; and Director of Technology and Telecommunications for the National Commission on Electronic Funds Transfer. Mr. McDonnell was one of the founding members and is currently Chairman of the Executive Committee of the Board of Directors of the Electronics Funds Transfer Association. Mr. McDonnell currently serves on the Board of Directors of Intelidata Data Technologies Corp., a publicly-traded software company.

     James R. DeFrancesco, age 51, a co-founder of the Company, has served as a Director of the Company since 1987. Mr. DeFrancesco served as the Company's Chief Executive Officer from 1987 to May 1999, as Chairman of the Board of Directors from 1987 to September 1999 and as President from 1987 to 1998. Since 1989, Mr. DeFrancesco has served as the President of Businessliner, Inc., a company which leases an airplane to the Company for business travel. From August 1997 to May 1999, Mr. DeFrancesco served as a Vice President of D & R Investments, L.L.C., a company that leased an airplane to the Company for business travel during that period. From 1987 to 1992, Mr. DeFrancesco served as President of Perpetual Leasing Services, Inc., the automobile leasing subsidiary of Perpetual Savings Bank, FSB. From 1976 to 1987, Mr. DeFrancesco founded and served as President and Chief Executive Officer of American Financial Corporation, an automobile finance/leasing company.

     Information regarding directors who are employees of the Company is set forth under "Executive Compensation and Other Information... Executive Officers" on page 6.

Recommendation of the Board of Directors

     The Board of Directors recommends that stockholders vote "FOR" the election of the nominee listed above.

Committees of the Board

     The Audit Committee consists of Mr. Graham and Mr. McDonnell and is responsible for recommending independent auditors, reviewing the audit plan, the adequacy of internal controls, the audit report and management letter, and performing such other duties as the Board of Directors may from time to time prescribe.

     The Compensation Committee consists of Mr. McDonnell and Mr. Graham and is responsible for advising the Board of Directors on issues concerning the Company's executive compensation policies for senior officers. The Compensation Committee also administers various incentive compensation, stock, and option plans.

Compensation Committee Interlocks and Insider Participation

     Neither Mr. McDonnell nor Mr. Graham has been an officer or employee of the Company at any time. Mr. Graham is President and Chief Executive officer of Cross Hill Financial Group, Inc. In 1999, the Company paid Cross Hill Financial Group, Inc. financial advisory fees in an aggregate amount equal to $62,345. The Company also agreed to indemnify Cross Hill Financial Group, Inc. against certain liabilities resulting from the performance of its duties as financial advisor, subject to certain limitations.

Attendance at Board and Committee Meetings

     During 1999, the Board of Directors held four meetings and acted by unanimous written consent on one occasion. The Compensation Committee held four meetings during 1999 and did not act by unanimous written consent. The Audit Committee held one meeting during 1999 and did not act by unanimous written consent. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1999. Based solely on its review of such forms received by it from such persons for their 1999 transactions, the Company believes that all directors, officers and beneficial owners of more than 10 percent of the Company's Common Stock were in compliance with all such filing requirements, except for the following: (i) Mr. McDonnell failed to timely report two purchases of Common Stock in November 1999, (ii) Mr. DeFrancesco failed to timely report two sales of Common Stock in November and December 1999, (iii) Mr. Freiman failed to timely report one sale of Common Stock in November 1999 and
(iv) Mr. Vollono failed to timely report one sale of Common Stock in September 1999.

Compensation of Directors

     Cash Compensation. Employee directors do not currently receive a fee for attending Board of Directors or committee meetings, but are reimbursed for ordinary and necessary travel expenses related to such director's attendance at Board of Directors and committee meetings. Each non-employee director is paid $2,000 for each meeting of the Board of Directors or any committee thereof attended. Commencing in January 2000, each of Stephen Graham and John McDonnell were granted annual retainers of $24,000. Both Messrs. Graham and McDonnell have elected to apply 100% of their annual retainer fee to the acquisition of a special stock option grant pursuant to the Director Fee Option Grant Program under the 1997 Plan.

     Stock Option Grant. Pursuant to the 1997 Plan, each non-employee director is automatically granted a non-qualified stock option to purchase 5,000 shares of Common Stock upon such director's initial election to the Board of Directors and on each anniversary of such election while still serving on the Board of Directors. Such options vest 50% six months from the date of grant and with respect to the balance of the shares in a series of six (6) successive equal monthly installments over the optionee's completion of each additional month of Board service thereafter. Proposal Two contained in this Proxy Statement, if approved by stockholders of the Company at the Annual Meeting, would increase to 10,000 the number of shares subject to stock options automatically granted annually to non-employee directors. On October 11, 1999 Mr. Graham was granted options to buy 5,000 shares of the Company's Common Stock at an option price of $5.00 per share. On November 15, 1999 Mr. McDonnell was granted options to buy 5,000 shares of the Company's Common Stock at an option price of $5.25 per share. These options vest 50% six months from the date of grant and with respect to the balance of the shares in a series of six (6) successive equal monthly installments over the Optionee's completion of each additional month of Board service thereafter.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                               Executive Officers


The following individuals were serving as executive officers of the Company on May 15, 2000:

Name                         Age            Position with the Company
----                         ---            -------------------------

Scott L. Freiman             37             President and Chief Executive Officer

Miles H. Grody               43             Senior Vice President; President and CEO of CMSI
                                            Systems, Inc.

Howard L. Tischler           46             Senior Vice President; President and CEO of Credit
                                            Online, Inc.

Robert P. Vollono            51             Senior Vice President and Chief Financial Officer


Information Concerning Executive Officers Who Are Not Nominees for Reelection as Directors

     Scott L. Freiman, a co-founder of the Company, has served as the Company's President and Chief Executive Officer since September 1999, and as a director since 1987. Mr. Freiman served as Executive Vice President of the Company from 1987 to September 1999. From 1985 to 1987, Mr. Freiman served as Technology Director of American Financial Corporation, an automobile finance/leasing company, where he worked with Mr. DeFrancesco to develop the Company's credit origination software. Prior to 1985, Mr. Freiman served as a development engineer for IBM and AT&T Bell Laboratories.

     Miles H. Grody has served as the Company's Senior Vice President since June 1995, and President and Chief Executive Officer of the Company's subsidiary, CMSI Systems, Inc., since February 2000. Mr. Grody served as the Company's Senior Vice President and General Manager of the Company's Credit Decisioning Systems division (predecessor to CMSI Systems, Inc.) from November 1998 to February 2000. From June 1995 to November 1998, Mr. Grody served as the Company's Secretary and General Counsel. He has been a director since October 1996. From January 1993 to June 1995, Mr. Grody served as Chief Operating Officer of Tomahawk II, Inc., a document imaging and conversion service company. From January 1992 to January 1993, Mr. Grody was a partner in the law firm of Rowan & Grody, P.C. From 1988 to January 1992, Mr. Grody served as Corporate Counsel for Perot Systems Corporation.

     Howard L. Tischler has served since February 2000 as the Company's Senior Vice President and as President and Chief Executive Officer of the Company's subsidiary, Credit Online, Inc. From November 1999 to February 2000, Mr. Tischler served as General Manager of the Company's e-Commerce division, predecessor to Credit Online, Inc. From 1995 to 1999, Mr. Tischler was President of SunGard Healthcare, a wholly owned subsidiary of SunGard Data Systems, Inc. Mr. Tischler was President of the Healthcare Systems Group of Intelus Corporation from 1993 until the acquisition of Intelus by SunGard Data Systems in 1995. From 1986 to 1993, Mr. Tischler served as Executive Vice President and Vice President, Operations, for Intelus Corporation.

                           Summary Compensation Table

     The following table provides certain summary information concerning the compensation earned by each person who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 1999, and by each of the four other most highly compensated executive officers of the Company whose salary and bonus for such fiscal year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1997, 1998 and 1999. The listed individuals shall be hereinafter referred to as the "Named Executive Officers".

                                                  Annual                                              Long-Term
                                               Compensation                                         Compensation
------------------------------------------------------------------------------------------------------------------------------
Name and Principal Position
---------------------------                  Fiscal   Salary    Bonus   Other annual  Securities Underlying       All Other
                                              Year      ($)      ($)    Compensation         Options             Compensation
                                             ------   ------   --------   ($) (1)            (#) (2)                ($) (3)
------------------------------------------------------------------------------------------------------------------------------
Scott L. Freiman                             1999   $190,307       --        --               24,000               $  6,000
   Chief Executive Officer and President     1998    192,923       --        --                 --                    6,000
                                             1997    169,654       --        --                 --                    5,500
------------------------------------------------------------------------------------------------------------------------------
James R. DeFrancesco                         1999    187,787       --        --                 --                    6,000
   Chief Executive Officer (4)               1998    192,923       --        --                 --                    6,000
                                             1997    169,654       --        --                 --                    5,500
------------------------------------------------------------------------------------------------------------------------------
Peter M. Leger                               1999    206,721       --        --                 --                    7,200
   Chief Executive Officer (5)               1998     55,285   $150,000      --                 --                    2,400
                                             1997       --         --        --                 --                     --
------------------------------------------------------------------------------------------------------------------------------
Robert P. Vollono                            1999    155,968       --        --               24,000                   --
   Senior Vice President                     1998    159,769       --        --                 --                     --
   Treasurer and                             1997    133,731       --        --                 --                     --
   Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------
Miles H. Grody                               1999    157,220       --        --               24,000                   --
   Senior Vice President of CMSI             1998    158,654       --        --                 --                     --
   and  President and CEO of                 1997    133,731       --        --                 --                     --
   CMSI Systems, Inc
------------------------------------------------------------------------------------------------------------------------------

(1) Other compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus for the executive officer for such year.

(2) The Company did not grant any stock appreciation rights or make any long-term incentive plan payments to any Named Executive Officers in 1999, 1998 or 1997.

(3)  Consists of an automobile allowance.

(4)  Mr. DeFrancesco resigned his position in May 1999.

(5)  Mr. Leger served as Chief Executive Officer from May 1999 to September
     1999.

                        Option Grants in Last Fiscal Year

     The following table provides information with respect to the stock option grants made during the last fiscal year to the Named Executive Officers. No stock appreciation rights were granted during 1999.



                                                                                                   Potential Realizable Value at
                                                                                                      Assumed Rated of Stock Price
                                                                                                    Appreciation of Option Term (1)
------------------------------------------------------------------------------------------------------------------------------------
                              Number of          % of Total         Exercise          Expiration             5%         10%
Name                          Securities          Options            Price               Date
----                          Underlying         Granted to        ($/Share)
                               Options          Employees in
                               Granted          Fiscal Year
------------------------------------------------------------------------------------------------------------------------------------
Scott L. Freiman                24,000(2)           2.94           $   4.538           11/11/09           $177,406   $282,490
------------------------------------------------------------------------------------------------------------------------------------
James R. DeFrancesco              --                --                  --                 --                 --         --
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Leger                    --                --                  --                 --                 --         --
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Vollono               24,000(2)           2.94               4.125           11/11/09            161,261    256,781
------------------------------------------------------------------------------------------------------------------------------------
Miles H. Grody                  24,000(2)           2.94               4.125           11/11/09            161,261    256,781
------------------------------------------------------------------------------------------------------------------------------------

(1) There can be no assurance provided to any executive officer or other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from those option grants which were made to the Named Executive Officers with an exercise price equal to (or in the case of Scott Freiman, greater than) the fair market value of the option shares on the grant date.

(2) These options were granted on November 11, 1999, and vest in four equal installments on each of the first, second, third and fourth annual anniversaries of the grant date.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to the Named Executive Officers regarding stock option holdings as of December 31, 1999. No stock options were exercised by any Named Executive Officer during 1999. No stock appreciation rights were exercised by any Named Executive Officer during 1999 and no stock appreciation rights were outstanding as of December 31, 1999.

------------------------------------------------------------------------------------------------------------------------------------
Name                                                     Number of Securities Underlying        Value of Unexercised In-The-Money
----                                                  Unexercised Options at Fiscal Year-         Options at fiscal Year-End (1)
                                                                   End (#)
------------------------------------------------------------------------------------------------------------------------------------
                                                       Exercisable         Unexercisable        Exercisable         Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Scott L. Freiman ..................................         --                 24,000                 --                 95,088
------------------------------------------------------------------------------------------------------------------------------------
James R. DeFrancesco ..............................         --                   --             $     --             $     --
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Leger ....................................         --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Vollono .................................      304,784              105,196            1,066,744              389,186
------------------------------------------------------------------------------------------------------------------------------------
Miles H. Grody ....................................      304,784              105,196            1,066,744              389,186
------------------------------------------------------------------------------------------------------------------------------------

(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Common Stock using the closing selling price as reported on the Nasdaq National Market of $8.50 per share of Common Stock on December 31, 1999.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee advises the Board of Directors on issues concerning the Company's compensation philosophy and the compensation of executive officers and other individuals compensated by the Company. The Compensation Committee is responsible for the administration of the 1997 Plan under which option grants, stock appreciation rights, restricted awards and performance awards may be made to directors, executive officers and employees of the Company and its subsidiaries.

     The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers such individuals.

     General Compensation Policy. The fundamental policy of the Compensation Committee is to advise the Board of Directors on information which will aid the Board of Directors in providing the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's philosophy to advise the Board of Directors that a portion of each executive officer's compensation should be contingent upon the Company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer should be comprised of two elements: (i) base salary, and where appropriate, a bonus plan which reflect individual performance and are designed primarily to be competitive with salary levels in the industry and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

     Factors. The principal factors which the Compensation Committee considered in reviewing the components of each executive officer's compensation package for 1999 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in advising the Board of Directors with respect to executive compensation for future years.

     Base Salary. The suggested base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors shall differ from individual to individual, as the Compensation Committee deems appropriate.

     While it is the general policy of the Compensation Committee to advise the Board of Directors not to award performance-based cash bonuses, from time to time the Compensation Committee may advocate cash bonuses when such bonuses are deemed to be in the best interest of the Company.

     Long-Term Incentive Compensation. Long-term incentives are provided primarily through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share over a specified period of time. Each option generally becomes exercisable in installments over a fixed period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates.

     The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The Compensation Committee also intends to consider the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee has not and will not adhere to any specific guidelines as to relative option holdings of the Company's executive officers.

     Through the Company's Employee Stock Purchase Plan, the Company offers additional opportunities for ownership to executive officers under certain circumstances.

     CEO Compensation. Regulations of the Securities and Exchange Commission require the Board of Directors to disclose their basis for compensation reported for Mr. Freiman in 1999 and to discuss the relationship between the Company's performance during the last fiscal year and Mr. Freiman's performance. In advising the Board of Directors with respect to the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent.

     In reviewing Mr. Freiman's base salary in 1999, the suggested base salary established for Mr. Freiman on the basis of the foregoing criteria was intended to provide a level of stability and certainty. Accordingly, Mr. Freiman's compensation was not affected to any significant degree by Company performance factors.

     Compliance with Internal Revenue Code Section 162(m). As a result of
Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The 1997 Plan contains certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

     The Compensation Committee does not expect that the compensation to be paid to the Company's executive officers for 2000 will exceed the $1 million limit per officer. Further, in accordance with issued Treasury Regulations relating to the new $1 million limitation, the Committee may in the future determine to restructure one or more components of the compensation paid to the executive officers so as to qualify those components as performance-based compensation that will not be subject to $1 million limitation.

THE COMPENSATION COMMITTEE

JOHN J. MCDONNELL, JR.
STEPHEN X. GRAHAM

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing the annual percentage change in the Company's cumulative total stockholder return on its Common Stock from December 18, 1996 (the date of the Company's initial public offering) to the last day of the Company's last completed fiscal year (as measured by dividing (I) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of the Company's share price at the end over the price at the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period) with the cumulative total return so calculated of the Nasdaq Stock Market-US Index and a line-of-business index, consisting of the Nasdaq Computer and Date Processing Services companies index (SIC Code 7371).

                 COMPARISON OF 36 MONTH CUMULATIVE TOTAL RETURN*
     AMONG CREDIT MANAGEMENT SOLUTIONS, INC. THE NASDAQ STOCK MARKET (U.S.)
              INDEX AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

 [THE FOLLOWING TABLE IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

---------------------------------------------------------------------------------------------------------------------
                                              12/18/96         12/96           12/97           12/98           12/99
---------------------------------------------------------------------------------------------------------------------
Credit Management Solutions, Inc              $100.00         $126.00         $113.00         $ 48.00         $ 74.00
NASDAQ Stock Market (U.S.)                    $100.00         $100.00         $123.00         $173.00         $312.00
NASDAQ Computer & Data Processing             $100.00         $100.00         $123.00         $219.00         $464.00
---------------------------------------------------------------------------------------------------------------------

----------
* Assumes $100 invested on 12/18/96 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 21, 2000 by (i) each Director and nominee for Director, (ii) each of the Named Executive Officers and
(iii) all executive officers and Directors as a group.

                                                                     Number of Shares
                                                                     of Common Stock
Name of Beneficial Owner                                               Beneficially        Percentage of Shares
                                                                        Owned (1)          Outstanding (1) (2)
-----------------------------------------------------------------------------------------------------------------
James R. DeFrancesco                                                     2,926,396                         37.4
----------------------------------------------------------------------------------------------------------------
Scott L. Freiman (3)                                                     1,396,160                         17.9
----------------------------------------------------------------------------------------------------------------
Cumberland Associates (4)                                                  708,594                          9.1
----------------------------------------------------------------------------------------------------------------
Dolphin Offshore Partners, L.P. (5)                                        643,659                          8.2
----------------------------------------------------------------------------------------------------------------
Jon D. Gruber (6)                                                          488,400                          6.2
----------------------------------------------------------------------------------------------------------------
J. Patterson McBaine (6)                                                   462,000                          5.9
----------------------------------------------------------------------------------------------------------------
Eric B. Swergold (6)                                                       433,000                          5.5
----------------------------------------------------------------------------------------------------------------
Gruber & McBaine Capital Management, LLC (6)                               429,000                          5.5
----------------------------------------------------------------------------------------------------------------
Thomas O. Lloyd-Butler (6)                                                 429,000                          5.5
----------------------------------------------------------------------------------------------------------------
Miles H. Grody (7)                                                         304,784                          3.9
----------------------------------------------------------------------------------------------------------------
Robert P. Vollono (8)                                                      304,809                          3.9
----------------------------------------------------------------------------------------------------------------
Stephen X. Graham (9)                                                       15,000                            *
----------------------------------------------------------------------------------------------------------------
John J. McDonnell, Jr. (10)                                                240,400                          3.1
----------------------------------------------------------------------------------------------------------------

All executive officers and Directors as a group (8 persons) (11)         5,187,549                         66.3
----------------------------------------------------------------------------------------------------------------

-------------
*    Represents beneficial ownership of less than one percent of the Common
     Stock.

(1) Gives effect to the shares of Common Stock issuable within 60 days of April 21, 2000 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares.

(2) Percent ownership is based upon 7,819,407 shares of Common Stock issued and outstanding as of April 21, 2000.

(3) Includes an aggregate of 69,476 shares held by Mr. Freiman's spouse and children.

(4) Pursuant to a Schedule 13G filed February 14, 2000 with the Securities and Exchange Commission, Cumberland Associates LLC reported that as of that date it had sole voting power and sole dispositive power with respect to 632,800 of the shares and shared voting and dispositive power with respect to the remaining 68,800 shares.

(5) Pursuant to a Schedule 13D filed on February 10, 2000 with the Securities and Exchange Commission, Peter E. Salas, as general partner of Dolphin Offshore Partners, L.P. ("DOP"), reported that as of that date he, as general partner of DOP, had sole voting and dispositive power with respect to all 643,659 shares.

(6) Pursuant to a Schedule 13D filed on February 10, 2000 with the Securities and Exchange Commission, Gruber & McBaine Capital Management, L.L.C. ("G&MCM") reported that as of December 7, 1999 it shared voting and dispositive power with respect to the 429,000 shares beneficially owned by it. Jon D. Gruber ("Gruber") and J. Patterson McBaine ("McBaine"), as managers of G&MCM,reported that they shared voting and dispositive powers with respect to the same 429,000 shares. In addition, Gruber reported having sole voting and dispositive power with respect to an additional 59,400 shares and McBaine reported having sole voting and dispositive power with respect to an additional 33,000 shares. Thomas Lloyd-Butler and Eric B. Swergold ("Swergold"), members of G&MCM, reported having shared voting and dispositive power with respect to the 429,000 shares. In addition, Swergold reported having sole voting and dispositive power with respect to an additional 4,000 shares.

(7) Consists of 304,784 shares of Common Stock issuable upon exercise of a stock option.

(8) Includes 25 shares held by Mr. Vollono's spouse and 324,784 shares of Common Stock issuable upon exercise of a stock option.

(9) Consists of 15,000 shares of Common Stock issuable upon exercise of stock options.

(10) Includes 15,000 shares of Common Stock issuable upon exercise of stock options.

(11) See Notes (3) and (7) through (10).

                              CERTAIN TRANSACTIONS

     Mr. DeFrancesco owns 50% of the outstanding stock, and is the President, of Business Liner, Inc. and owns 50% of the outstanding stock, and is the Vice President, of D&R Investments, L.L.C. These companies lease airplanes to the Company for business travel. The Company pays an hourly fee for its use of the airplane and a portion of the monthly cost of maintaining the airplane. The Company believes that the amounts paid for the leases of the airplanes are comparable to the amounts the Company would have other wise paid for comparable services from unaffiliated parties. For the fiscal year ended December 31, 1999, the Company paid Business Liner, Inc. $45,781 and D&R Investments, L.L.C. $24,200 under this leasing arrangement.

     Mr. Graham is President and Chief Executive Officer of Cross Hill Financial Group, Inc. In connection with the Company's initial public offering of securities and other matters, the Company paid Cross Hill Financial Group, Inc. financial advisory fees in an aggregate amount equal to $62,345 in 1999. The Company also agreed to indemnify Cross Hill Financial Group, Inc. against certain liabilities resulting from the performance of its duties as financial advisor, subject to certain limitations.

     In addition, the information set forth under "Employment Contracts, Termination of Employment and Change in Control Arrangements" below is incorporated herein by reference.

Employment Contracts, Termination of Employment and Change in Control
Arrangements

     In April 2000, the Company entered into employment agreements with each of Scott Freiman and Robert Vollono, pursuant to which they are employed as President and Chief Executive Officer and Chief Financial Officer, respectively, of the Company. The agreements provide for the payment of a minimum annual salary of $220,000 to Mr. Freiman and $175,000 to Mr. Vollono, subject to increase at the discretion of the Company. Both agreements provide for the payment of bonuses in the Company's sole discretion, based upon criteria determined by the Company. In addition, under each agreement the applicable executive is entitled to participate in all employee benefit plans provided by the Company from time to time, to receive 184 hours of paid leave per year of employment (two-thirds of which is considered to be vacation time), to be provided term life insurance with benefits equal to the executive's annual salary (up to a maximum of $400,000), a monthly automobile allowance of $500, and reimbursement for all reasonable out-of-pocket expenses. If at any time the executive's employment under the agreement is terminated by the Company for any reason other than for cause or the executive resigns for good reason, then such executive will become entitled to the following severance benefits: (i) continued payment of his full salary for six months, (ii) continued medical, life and disability coverage for a period of six months, and (iii) immediate vesting of all of his outstanding stock options. If such termination or resignation occurs within 18 months after a change in control of the Company or an affiliate of the Company which employs the executive, whether by merger, asset sale, tender or exchange offer for more than 50% of the outstanding voting securities of the Company or such affiliate, adoption by the Board (or the board of directors of such affiliate) of a plan of liquidation or a change in the majority of the Board (or the board of directors of such affiliate) by one or more contested elections, then the executive would instead become entitled to the following: (i) a lump sum payment equal to 2.99 times his average annual cash compensation during the previous five years (or such shorter period as he shall have been employed by the Company), (ii) upon his surrender of all rights to vested and unvested stock options granted to him by the Company, a lump sum payment equal to the difference between the exercise price of such options and the greater of the fair market value of the Common Stock on the date of the termination or the highest effective price paid for the Common Stock by any acquirer in connection with the change in control, (iii) continued medical, life and disability coverage for 12 months (or until he receives comparable coverage from a new employer, if sooner), and (iv) immediate vesting of all accrued retirement and deferred compensation plans. The Company's obligation to provide any such severance benefits is contingent upon the executive executing and delivering to the Company a general release of all claims against the Company. The term "cause" is defined under the agreements to include continued failure by the executive to perform his duties, conviction of a felony, willful or reckless misconduct which is injurious to the Company or any affiliate or the commission of fraud or malfeasance. The term "good reason" is defined to include a reduction in annual salary, the Company's failure to provide fringe benefits comparable to those offered to other executives, the failure of any successor to the Company to assume the Company's obligations under the employment agreements or a relocation of the executive's worksite to a location which increases the distance from his home to his worksite by more than 50 miles.

     The Company had been a party to an employment agreement with Peter Leger dated October 1998. Such agreement terminated upon Mr. Leger's resignation as an executive officer of the Company in September 1999.

     The Company does not have any existing employment agreements with any other executive officer named in the Summary Compensation Table. The Company expects to enter into an employment agreement with Miles Grody and Howard Tischler containing terms and conditions substantially similar to those described above.

     Following James DeFrancesco's resignation from his position as Chief Executive Officer of the Company in May 1999, the Company continued to pay Mr. DeFrancesco his salary, and to provide his employment benefits, through December 31, 1999, as severance benefits. Mr. DeFrancesco continued to consult with and otherwise assist the Company during that period with respect to strategic planning, transactions and relationships and certain other matters. Effective as of January 1, 2000, the Company entered into a consulting arrangement with Mr. DeFrancesco, pursuant to which Mr. DeFrancesco was retained as a consultant, on an independent contractor basis, to continue to provide such services through December 31, 2000, for an annual fee of $213,200, payable bi-weekly. The consulting arrangement may be extended thereafter upon mutual written agreement of the parties. The Company expects to enter into a consulting agreement with Mr. DeFrancesco to formalize such terms in the near future.


                                   PROPOSAL 2

           APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN


     The Company's stockholders are being asked to approve an amendment to the 1997 Plan, which will (i) increase the number of shares of the Company's common stock subject to options automatically granted to non-employee Board members under the Automatic Option Grant Program of the Plan at the time of initial election to the Board and on each anniversary thereafter from 5,000 shares to 10,000 shares; and (ii) limit the maximum number of shares of common stock by which the share reserve may increase annually to 100,000 shares.

     The Board believes the amendment to the Automatic Option Grant Program is necessary to bring the option grants to non-employee Board members in line with industry averages. Equity incentives play a significant role in the Company's efforts to remain competitive in the market for talented individuals to serve as non-employee Board members, and the Company relies on such incentives as means to attract and retain these highly qualified individuals vital to the Company's success. The amendment to the automatic annual share reserve increase feature of the Plan will allow the Company to grant incentive stock options with respect to all or any portion of the amount of shares added to the Plan as a result of that automatic annual increase feature consistent with recent interpretations of the federal tax regulations.

     The following is a summary of the principal features of the Plan, as most recently amended. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 135 National Business Parkway, Annapolis Junction, Maryland 20701.

     The amendment was adopted by the Board of Directors effective as of May 2000, subject to stockholder approval at the Annual Meeting.


Equity Incentive Programs

     The Plan consists of five (5) separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Salary Investment Option Grant Program, (iii) the Stock Issuance Program, (iv) the Automatic Option Grant Program for non-employee Board members and (v) the Director Fee Option Grant Program for non-employee Board Members. The principal features of each program are described below. The Compensation Committee of the Board has the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members and also has the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than the Company's executive officers and non-employee Board members. The Compensation Committee has complete discretion to determine the calendar year or years in which the Salary Investment Option Grant and Director Fee Option Grant Programs will be in effect and to select the individuals who are to participate in the Salary Investment Option Grant Program. All grants made to the participants in the Salary Investment Option Grant and Director Fee Option Grant Programs are governed by the express terms of those programs. Neither the Compensation Committee nor any secondary committee exercises any administrative discretion under the Automatic Option Grant Program or Director Fee Option Grant Program. All grants under those programs are made in strict compliance with the express provisions of each such program.

     The term Plan Administrator, as used in this summary, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the Plan.

Share Reserve

     3,629,547 shares of the Company's common stock has been reserved for issuance over the term of the Plan. In addition, on the first trading day of each fiscal year, the number of shares of common stock available for issuance under the Plan will automatically increase by an amount equal to one percent (1%) of the shares of the Company's common stock outstanding on the last trading day of the immediately preceding fiscal year, but in no event will the annual increase exceed 100,000 shares.

     As of December 31, 1999, 3,240,668 shares of Common Stock were subject to outstanding options under the Plan, 24,960 shares of Common Stock had been issued under the Plan, and 388,879 shares of Common Stock remained available for future issuance, assuming stockholder approval of this Proposal.

     No participant in the Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 100,000 shares of Common Stock in the aggregate per calendar year. Stockholder approval of this Proposal will also constitute a reapproval of the 100,000-share limitation for purposes of Internal Revenue Code Section 162(m).

     The shares of Common Stock issuable under the Plan may be drawn from shares of the Company's authorized but unissued shares of such common stock or from shares of such common stock reacquired by the Company, including shares repurchased on the open market.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and per participant) under the Plan and the securities and the exercise price per share in effect under each outstanding option.

Eligibility

     Officers and employees, non-employee Board members and independent consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Executive officers and other highly paid employees are also eligible to participate in the Salary Investment Option Grant Program. Participation in the Automatic Option Grant and Director Fee Option Grant Programs is limited to non-employee members of the Board.

     As of May 15, 2000, four (4) executive officers, three (3) non-employee Board members and approximately one hundred seventy (170) other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The four (4) executive officers were also eligible to participate in the Salary Investment Option Grant Program, and the three (3) non-employee Board members were also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

     The fair market value per share of Common Stock on any relevant date under the Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On May 26, 2000 the fair market value per share determined on such basis was $4.00.

Discretionary Option Grant Program

     The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Each granted option will have an exercise price per share determined by the Plan Administrator, but the exercise price will not be less than eighty-five percent (85%) of the fair market value of the shares on the grant date. No granted option will have a term in excess of ten (10) years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares; the shares acquired under those options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue tandem stock appreciation rights under the Discretionary Option Grant Program, which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     The Plan Administrator also has the authority to effect the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant, in substitution therefor, new options covering the same or a different number of shares of Common Stock but with an exercise price per share based upon the fair market value of the option shares on the new grant date.

Salary Investment Option Grant Program

     The Compensation Committee has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Compensation Committee an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $75,000 and to apply that amount to the acquisition of a special option grant under the program.

     Each selected individual who files such a timely election will automatically be granted a non-statutory option on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

     The number of shares subject to each such option will be determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Company Common Stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount by which the optionee's salary is to be reduced for the calendar year. In effect, the salary reduction serves as a immediate prepayment, as of the time of the option grant, of two thirds of the then current market price of the shares of common stock subject to the option.

     The option will become exercisable in a series of twelve equal monthly installments upon the optionee's completion of each month of service in the calendar year for which such salary reduction is in effect and will become immediately exercisable for all the option shares on an accelerated basis should the Company experience certain changes in ownership or control. Each option will remain exercisable for any vested shares until the earlier of (i) the expiration of the ten-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of service.

     The Company has not yet implemented the Salary Investment Option Grant Program.

Stock Issuance Program

     Shares of Common Stock will be issued under the Stock Issuance Program at a price per share determined by the Plan Administrator, but the purchase price will not be less than eighty-five percent (85%) of the fair market value of the shares on the issuance date. Shares will be issued for such valid consideration as the Plan Administrator deems appropriate, including cash and promissory notes. The shares may also be issued as a bonus for past services without any cash outlay required of the recipient. The shares issued may be fully vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

Automatic Option Grant Program

     Under the Automatic Option Grant Program, eligible non-employee Board members receive a series of option grants over their period of Board service. Each non-employee Board member will, at the time of his or her initial election or appointment to the Board, receive an option grant for 10,000 shares of Common Stock. In addition, on the anniversary of the date that each individual first joined the Board, each individual who continues to serve as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock. There will be no limit on the number of such 10,000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service.

     Stockholder approval of this Proposal will also constitute pre-approval of each option granted under the Automatic Option Grant Program on or after the date of the Annual Stockholders Meeting and the subsequent exercise of that option in accordance with the terms of the program summarized below.

     Each automatic grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will become exercisable for fifty percent (50%) of the option shares upon completion of six
(6) months of Board service measured from the grant date and with respect to the balance of the option shares in a series of six (6) successive equal monthly installments over the optionee's completion of each additional month of Board service thereafter. However, each outstanding automatic option grant will automatically accelerate and become immediately exercisable for any or all of the option shares as fully-vested shares upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member. Following the optionee's cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service.

Director Fee Option Grant Program

     The Compensation Committee has complete discretion in implementing the Director Fee Option Grant Program for one or more calendar years in which non-employee Board members may participate. As a condition to such participation, each non-employee Board member must, prior to the start of the calendar year of participation, file with the Compensation Committee an irrevocable authorization directing the Company to apply all or a portion of his or her cash retainer fee for the upcoming calendar year to the acquisition of a special option grant under the program.

     Each non-employee Board member who files such a timely election will automatically be granted a non-statutory option on the first trading day in January of the calendar year for which that retainer fee election is to be in effect.

     The number of shares subject to each such option will be determined by dividing the amount of the retainer fee for the calendar year to be applied to the program by two-thirds of the fair market value per share of Company Common Stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee that optionee has elected to be applied to the program. In effect, the portion of the annual retainer fee otherwise payable in cash serves as an immediate prepayment, as of the time of the option grant, of two thirds of the then current market price of the shares of common stock subject to the option.

     The option will become exercisable for fifty percent (50%) of the option shares upon optionee's completion of the first six (6) months of Board service in the calendar year for which the retainer fee election is in effect, and with respect to the balance of the option shares in a series of six (6) successive equal monthly installments over the optionee's completion of each additional month of Board service during that calendar year. The option will become immediately exercisable for all the option shares on an accelerated basis should the Company experience certain changes in ownership or control. Each option will remain exercisable for any vested shares until the earlier of (i) the expiration of the ten-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of service.

     Commencing in January 2000, each of Messrs. Graham and McDonnell were granted annual retainers of $24,000 and elected to apply 100% of their annual retainer fee to the acquisition of a special stock option grant pursuant to the Director Fee Option Grant Program. Accordingly, on January 3, 2000, each of Messrs. Graham and McDonnell were granted options to purchase 4,721 shares at an exercise price of $2.542 per share.


General Provisions

     Acceleration

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program that is not to be assumed or replaced by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

     The Plan Administrator will have the authority under the Discretionary Option Grant Program to provide that those options will automatically vest in full (i) upon an acquisition of the Company, whether or not those options are assumed or replaced, (ii) upon a hostile change in control of the Company effected through a tender offer for more than 50% of the Company's outstanding voting stock or by proxy contest for the election of Board members, or (iii) in the event the individual's service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed 18 months) following an acquisition in which those options are assumed or replaced upon a hostile change in control. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The options granted under the Salary Investment Option Grant Program, the Automatic Option Grant Program and the Director Fee Option Grant Program will automatically accelerate and become exercisable in full upon any acquisition or change in control transaction.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Limited Stock Appreciation Rights

     Each option granted under the Salary Investment Option Grant Program, the Automatic Option Grant Program and the Director Fee Option Grant Program will include a limited stock appreciation right so that upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities or a change in a majority of the Board as a result of one or more contested elections for Board membership, the option may be surrendered to the Company in return for a cash distribution from the Company. The amount of the distribution per surrendered option share will be equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option. In addition, the Plan Administrator may grant such rights to officers of the Company as part of their option grants under the Discretionary Option Grant Program.

     Stockholder approval of this Proposal will also constitute pre-approval of each limited stock appreciation right granted under the Salary Investment Option Grant Program, the Automatic Option Grant Program and Director Fee Option Grant Program and the subsequent exercise of those rights in accordance with the foregoing terms.

     Financial Assistance

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable withholding taxes incurred in connection with the acquisition of those shares.

     Special Tax Election

     The Plan Administrator may provide one or more holders of non-statutory options or unvested share issuances under the Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

     Amendment and Termination

     The Board may amend or modify the Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the Plan will terminate on the earliest of (i) April 8, 2007, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

Stock Awards

     The table below shows, as to Company's Chief Executive Officer ("CEO"), the four other most highly compensated executive officers of the Company (with base salary and bonus for the past fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants made under the Plan from January 1, 1999 through May 15, 2000, together with the weighted average exercise price payable per share. The Company has not made any direct stock issuances to date under the Plan.

                               OPTION TRANSACTIONS

----------------------------------------------------------  ---------------------------------  ------------------------------------
                                                            NUMBER OF SHARES UNDERLYING         WEIGHTED AVERAGE
                  NAME AND POSITION                         OPTIONS GRANTED (#)                 EXERCISE PRICE PER SHARE ($)
----------------------------------------------------------  ---------------------------------  ------------------------------------
Scott L. Freiman
President and Chief Executive Officer and Director                   24,000                          $4.538
----------------------------------------------------------  ---------------------------------  ------------------------------------
James R. DeFrancesco
Chief Executive Officer (Note 1)
                                                                        --                               --
----------------------------------------------------------  ---------------------------------  ------------------------------------
Peter M. Leger
Chief Executive Officer (Note 2)
                                                                        --                               --
----------------------------------------------------------  ---------------------------------  ------------------------------------
Miles H. Grody
Senior Vice President; President and CEO of
CMSI Systems, Inc. and Director                                      24,000                           4.125
----------------------------------------------------------  ---------------------------------  ------------------------------------
Robert P. Vollono
Senior Vice President, Treasurer, Chief
Financial Officer and Director Nominee                               24,000                           4.125
----------------------------------------------------------  ---------------------------------  ------------------------------------
All current executive officers as a group (3)                        72,000                          $4.26
----------------------------------------------------------  ---------------------------------  ------------------------------------
All current non-employee directors as a group (2)                    10,000                           5.13
----------------------------------------------------------  ---------------------------------  ------------------------------------
All employees,  including current officers who are not
executive officers,  as a group (43)..........                       597,560                          4.21
----------------------------------------------------------  ---------------------------------  ------------------------------------

(Note 1) Mr. DeFrancesco resigned his position in May 1999.
(Note 2) Mr. Leger served as Chief Executive Officer from May 1999 to September 1999.

Federal Income Tax Consequences

     Option Grants

     Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Stock Appreciation Rights

     No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the stock appreciation right is exercised, in an amount equal to the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution in the taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuances

     The tax principles applicable to direct stock issuances under the Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

     The Company anticipates that any compensation deemed paid by it in connection with the disqualifying dispositions of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

     Option grants under the Discretionary Option Grant and Automatic Option Grant Programs with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to the Company's financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Option grants or stock issuances made under the Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest.

     On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, which is an interpretation of APB Opinion No. 25 governing the accounting principles applicable to equity incentive plans. Under the Interpretation, option grants made to consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after

December 15, 1998 will also trigger a direct charge to the Company's earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the date the option is exercised for those shares.

     Should one or more individuals be granted tandem stock appreciation rights under the Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

New Plan Benefits

     Messrs. McDonnell, Graham and DeFrancesco each will receive an option grant for 10,000 shares on November 15, 2001; October 10, 2001; and October 1, 2001, respectively at an exercise price equal to the fair market value per share of Common Stock on each of the respective dates.

Stockholder Approval

     The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the Plan. Should such stockholder approval not be obtained, then the increase in the number of shares underlying options granted pursuant to the Automatic Option Grant Program will not be implemented, and there will be no limit on the number of shares subject to the annual share increase feature. The Plan will, however, continue in effect, and option grants and direct stock issuances may continue to be made under the Plan until all the shares available for issuance under the Plan have been issued pursuant to such option grants and direct stock issuances.

Recommendation of the Board of Directors

     The Board of Directors deems this proposal to be in the best interests of the Company and its stockholders and recommends a vote "FOR" the approval of such proposal. Unless authority to do so is withheld, the person(s) named in each proxy will vote the shares represented thereby "FOR" the approval of the amendment to the 1997 Stock Incentive Plan.

                                   PROPOSAL 3

                   RATIFICATION INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors appointed Ernst & Young LLP, independent public accountants and auditors of the Company since the Company's inception, as auditors of the Company to serve for the year ending December 31, 2000, subject to the ratification of such appointment by the stockholder at the Annual Meeting. The affirmative vote of a plurality of the Company's outstanding Common Stock present in person or by proxy is required to ratify the appointment of the auditors. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the ratification of Ernst & Young LLP to serve as the Company's auditors for the year ending December 31, 2000. A representative of Ernst & Young LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

Recommendations of the Board of Directors

     The Board of Directors recommends that stockholders vote "FOR" the ratification of the selection of Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ended December 31, 2000.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended for presentation at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than February 28, 2001 if such proposals are to be considered for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting of Stockholders. In addition, the proxy solicited by the Board of Directors for the 2001 Annual Meeting will confer descretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal no later than April 14, 2001.

                                  OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

     A copy of the Annual Report of the Company for the 1999 fiscal year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                          By Order by the Board of Directors


                                          /s/ Scott L. Freiman

                                          Scott L. Freiman
                                          Chief Executive Officer and President


Annapolis Junction, Maryland
May 31, 2000

                                    APPENDIX
                       [NOT INCLUDED IN PRINTED MATERIAL]

                        CREDIT MANAGEMENT SOLUTIONS, INC.

                            1997 STOCK INCENTIVE PLAN
                    (Amended and Restated as of May 15, 2000)


                                   ARTICLE ONE

                               GENERAL PROVISIONS


     I. PURPOSE OF THE PLAN

     This 1997 Stock Incentive Plan is intended to promote the interests of Credit Management Solutions, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into five separate equity programs:

          (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in options to purchase shares of Common Stock,

          (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

          (iv) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

          (v) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

     B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

     B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made under those programs.

     IV. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          (i) Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who are serving as non-employee Board members on the Underwriting Date, (ii) those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are to continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Underwriting Date or (if later) at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member after one or more Annual Stockholders Meetings.

     F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

     V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 3,629,547 shares. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Plan

Effective Date, under the Predecessor Plans as last approved by the Corporation's shareholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) increases of 76,155 shares effected on January 2, 1998; 76,498 shares effected on January 4, 1999; and 76,898 shares effected on January 3, 2000, respectively, pursuant to Section VII.B., below.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each fiscal year during the term of the Plan, beginning with the 1998 fiscal year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding fiscal year. Beginning with the 2001 fiscal year, in no event shall such annual increase exceed one hundred thousand (100,000) shares.

     C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 100,000 shares of Common Stock per calendar year beginning with the 1997 calendar year.

     D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

DISCRETIONARY OPTION GRANT PROGRAM

     VI. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

          1. The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date unless otherwise determined by the Plan Administrator.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:

               (i) cash or check made payable to the Corporation,

               (ii) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Effect of Termination of Service.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term. If such period is not specified in the documents evidencing the option, then the option shall remain exercisable for a period of ninety (90) days following the Optionee's cessation of Service.

               (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (v) The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (vi) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (vii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for the benefit of one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     VII. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Options may only be granted to Employees.

     B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     VIII. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Notwithstanding Section III.A. and Section III.B. of this Article Two, the Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

     D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan.

     F. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time (and the termination of any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

     G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IX. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

     X. STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

          (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                   ARTICLE TWO

                     SALARY INVESTMENT OPTION GRANT PROGRAM


     I. OPTION GRANTS

     The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Program is to be in effect and to select the Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected Employee who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated percentage (in multiples of one percent (1%)). However, the amount of such salary reduction must be not less than Ten Thousand Dollars ($10,000.00) and must not be more than Seventy-Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Investment Option Grant Program on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

     II. OPTION TERMS

     Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

     A. Exercise Price.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A / (B x 66-2/3%), where

          X is the number of option shares,

          A is the dollar amount of the Optionee's base salary reduction for the calendar year, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period measured from the date of Optionee's cessation of Service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period measured from the date of Optionee's cessation of Service.

     C. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. REMAINING TERMS

     The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


     I. STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A. Purchase Price.

          1.  The  purchase   price  per  share  shall  be  fixed  by  the  Plan
     Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

          2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

               (i) cash or check made payable to the Corporation, or

               (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. Vesting Provisions.

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control or condition any such termination of the repurchase/cancellation rights upon the subsequent Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

     III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


     I. OPTION TERMS

     A. Grant Dates. Option grants shall be made on the dates specified below:

          1. Each individual who is first elected or appointed as a non-employee Board member on or after the date of the 2000 Annual Stockholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock.

          2. Each individual who continues to serve as an Eligible Director, shall automatically be granted, each year (beginning with 2001) on the anniversary of the date such individual first joined the Board, a Non-Statutory Option to purchase an additional 10,000 shares of Common Stock. There shall be no limit on the number of such 10,000-share option grants any one Eligible Director may receive over his or her period of Board service.

     B. Exercise Price.

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall become exercisable with respect to fifty percent (50%) of the option shares upon completion of six
(6) months of Board service measured from the option grant date and with respect to the balance of the shares in a series of six (6) successive equal monthly installments over the Optionee's completion of each additional month of Board service thereafter.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

          (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. Each option outstanding at the time of any Corporate Transaction, to the extent not otherwise fully exercisable, shall automatically accelerate in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, each outstanding option shall, to the extent not otherwise fully exercisable, automatically accelerate in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                        DIRECTOR FEE OPTION GRANT PROGRAM


     I. OPTION GRANTS

     Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

     II. OPTION TERMS

     Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

     A. Exercise Price.

          1. The exercise price per share shall be equal to thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A / (B x 66-2/3%), where

          X is the number of option shares,

          A  is  the  portion  of  the  annual   retainer  fee  subject  to  the
     non-employee Board member's election, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable for fifty percent (50%) of the option shares upon the Optionee's completion of the first six (6) months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the option shares shall become exercisable in a series of six (6) successive equal monthly installments upon the Optionee's completion of each additional month of Board service during that calendar year. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

     Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                                  MISCELLANEOUS


     I. FINANCING

     A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     II. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the

     Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board on April 9, 1997 and became effective upon stockholder approval of the Plan at the 1997 Annual Stockholders Meeting.

     B. The Plan serves as the successor to the Predecessor Plans, and no further option grants or direct stock issuances have been or will be made under the Predecessor Plans after the date of the 1997 Annual Stockholders Meeting. All options outstanding under the Predecessor Plans on that date were incorporated into the Plan at that time and are treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. The Plan shall terminate upon the earliest of (i) April 8, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     IV. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan shall be subject to approval of the Corporation's stockholders to the extent required by applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable

Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock
(i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

     B. Board shall mean the Corporation's Board of Directors.

     C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E. Common Stock shall mean the Corporation's common stock.

     F.   Corporate   Transaction   shall   mean   either   of   the   following
stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean Credit Management Solutions, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Credit Management Solutions, Inc. which shall by appropriate action adopt the Plan.

     H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

     I. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Five of the Plan.

     J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

     K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     N. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.


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


     O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

     U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of


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


continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     X. Plan shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

     Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Z. Predecessor Plans shall mean the 1996 Credit Management Solutions, Inc. Long Term Incentive Plan and the 1996 Credit Management Solutions, Inc. Non-Qualified Stock Option Plan.

     AA.  Primary  Committee  shall  mean  the  committee  of two  (2)  or  more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

     BB. Salary Investment Option Grant Program shall mean the salary investment grant program in effect under the Plan.

     CC. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     EE. Service shall mean the performance of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     FF. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     GG. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     HH. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     II. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     JJ. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     KK. 10% Stockholder shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     LL. Withholding Taxes shall mean the Federal, state and local income and employment withholding tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.




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